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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): February 4, 1997



                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
             (Exact Name of Registrant as Specified in Its Charter)




     Colorado                             0-21821                 93-0962072
State or Other Jurisdiction               Commission            IRS Employer
of Incorporation or Organization          File Number        Identification No.


                410 17th Street, Suite 400 Denver, Colorado 80202
               Address of Principal Executive Offices and Zip Code




       Registrant's telephone number, including area code: (303) 446-5926






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Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            (a) As reported in the Registrant's Form 8-K dated January 23, 1997, on January 21, 1997, Consolidated Land & Cattle Company, a wholly owned subsidiary of Consolidated Capital of North America, Inc. (the "Registrant"), merged with Angeles Acquisition Corp. ("Angeles Acquisition"), a company privately held by Stone Pine Colorado, LLC ("Stone Pine") (the "Merger") and upon completion of the Merger, the Registrant's current directors resigned and were replaced by new directors designated by Stone Pine.

            Subsequent to the Merger, the independent accountants who previously audited the Registrant's financial statements for the fiscal year ended December 31, 1995 and were engaged by the Registrant during the fiscal year ended December 31, 1996, Kish Leake & Associates, P.C., were dismissed by vote of the Board of Directors, effective February 4, 1997. The prior accountants report on financial statements for the fiscal year ended December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion; nor was it modified as to uncertainty, audit scope or accounting principles. Prior to the dismissal of Kish Leake & Associates, P.C., there were no disagreements between the Registrant and Kish Leake & Associates, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant would have caused it to make reference to the subject matter of the disagreement in connection with its report. Furthermore there are no unresolved issues with the prior accountants.

            (b) The Board of Directors of the Registrant appointed Grant Thornton LLP as the Registrant's new certifying accountants to audit the Registrant's financial statements effective February 4, 1997. Grant Thornton LLP was not consulted concerning the application of accounting principles to any specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements, nor was a written report provided to the Registrant nor oral advice given by the new accountant regarding important factors considered by the Registrant in reaching its decision as to any accounting, auditing or financial reporting issue.


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a) and (b) The Financial Statements and Pro Forma Financial Information relating to the Merger and the related transactions will be included in the Form 10-KSB of the Registrant to be filed by March 31, 1997.

            (c) 16.1 Letter from Kish Leake & Associates, P.C. re change of certifying accountant


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.



                           By: /s/ Donald R. Jackson
                              --------------------------
                               Donald R. Jackson,
                               Chief Financial Officer,
                               Treasurer and Secretary

Date:  February 5, 1997



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